Total International Stock Market Index Portfolio
Schedule of Investments (unaudited)
As of September 30, 2024
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.1%)
International Stock Funds (100.1%)
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	11,626,974	455,661
Vanguard Developed Markets Index Fund Admiral Shares	26,607,499	451,529
Vanguard Emerging Markets Stock Index Fund Admiral Shares	7,591,083	302,049
Vanguard European Stock Index Fund Admiral Shares	2,240,925	199,263
Vanguard Pacific Stock Index Fund Admiral Shares	1,355,048	132,009
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	1,664,575	51,802
Vanguard FTSE Canada All Cap Index ETF	918,885	33,203
Total Investment Companies (Cost $1,483,059)		1,625,516
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.014% (Cost $489)	4,891	489
Total Investments (100.1%) (Cost $1,483,548)		1,626,005
Other Assets and Liabilities—Net (-0.1%)		(1,545)
Net Assets (100%)		1,624,460
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2024, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2024 Market Value ($000)
Vanguard Developed Markets Index Fund	366,628	100,078	56,792	9,726	31,889	7,385	—	451,529
Vanguard Emerging Markets Stock Index Fund	230,019	80,263	51,068	4,073	38,762	2,023	—	302,049
Vanguard European Stock Index Fund	167,129	45,216	31,470	4,822	13,566	4,362	—	199,263
Vanguard FTSE All-World ex-US Index Fund	367,068	87,912	48,668	7,655	41,694	6,426	—	455,661
Vanguard FTSE All-World ex-US Small-Cap Index Fund	42,944	11,960	7,653	691	3,860	542	—	51,802
Vanguard FTSE Canada All Cap Index ETF	29,521	126	—	—	3,556	664	—	33,203
Vanguard Market Liquidity Fund	2	NA2	NA2	(1)	—	13	—	489
Vanguard Pacific Stock Index Fund	110,930	32,139	22,122	2,188	8,874	1,643	—	132,009
Total	1,314,241	357,694	217,773	29,154	142,201	23,058	—	1,626,005
1	Does not include adjustments related to return of capital.
2	Not applicable—purchases and sales are for temporary cash investment purposes.